THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                 HIGH YIELD FUND
                                 March 31, 1997
--------------------------------------------------------------------------------
                           PORTFOLIO MANAGER'S LETTER

Dear Investor:

The Fund's net investment return for the fiscal year ending March 31, 1997 after all fees and expenses was 11.90%. For comparative purposes, the return on intermediate U.S. Treasurys was 3.03% and the Merrill Lynch BB 5-6.99 year Index returned 9.08%. The Fund continued to grow as net assets increased to approximately $25 million at March 31, 1997.

For the first two months of 1997 the high yield market performed well on an absolute basis and very well compared to Treasurys. High yield demand outstripped supply as spreads to Treasurys tightened 50 basis points through February to all time lows. Given the general strength of the economy, credit fundamentals were less of a factor than the technicals of the marketplace. In late March, faced with the Fed tightening, a full high yield new issue calendar and the first net redemptions from high yield mutual funds in over a year, the high yield market came under some pressure. Spreads widened, ending the quarter approximately 15 points tighter than they started the year. Spreads have continued to widen in early April.

The first quarter saw record issuance of $26 billion of high yield debt surpassing the previous record set last quarter. Over $11 billion was issued in March alone. As in 1996, over 50% of the new issues were Rule 144A securities, and the quality was largely mid-single B. On the demand side, high yield mutual fund net inflows for January and February totaled an impressive $4.6 billion. By contrast, March net inflows were $200 million, the lowest monthly amount in over two years. The technicals of the high yield market are presently more neutral than they have been in months. During February, virtually all new issues traded up a few points as soon as they broke syndicate, in spite of very aggressive initial pricing. Demand for paper simply overwhelmed all other considerations. By contrast, many of the deals brought to market during the last few weeks of March were forced to come at wider spreads in order to attract buyers, and then traded down. A few deals were postponed due to "market conditions."

High yield market technical imbalances tend to be self-correcting over time. The new issue calendar will taper off as both absolute and relative yield levels rise. Mutual funds represent the marginal flow of money to and from the high yield market, and will ebb and flow naturally with prices and yield levels. However, a solid base of demand for high yield securities remains intact as new long-term investors, such as pension funds and CBO's, continue to enter the market.

We view the present back up in interest rates and spread widening in high yield to be an opportunity to become more fully invested. Unlike year-end and much of the first quarter, it is no longer difficult to put new money to work. We are finding many issues that we believe offer attractive values in today's market. Prices are the lowest and yields are at the highest levels that we have seen in many months. Absolute yields of 9 1/2%-to-10% for decent credits are achievable in the current market. The Fund has ample liquidity to take advantage of improving investment opportunities as they arise.

Although the portfolio has increased in size, the composition of the Fund has remained steady. We continue to focus on the better quality segment of the high yield market. Approximately 43.08% of the corporate holdings in the Fund are rated either Ba3 and better by Moody's or BB- and better by Standard & Poor's. 79.20% of the holdings are rated at least B1 or B+. We continue to believe that better quality high yield credits will outperform fixed income alternatives over time.

Stephen T. Shapiro
April 10, 1997

                                    OFFITBANK
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------


The following graph illustrates comparative total return for a $250,000 investment made in the OFFITBANK VIF-High Yield Fund at the trading commencement date of April 1, 1996 and held through March 31, 1997 against the performance of the Merrill Lynch High Yield "BB" 5-6.99 Year and the 5 Year Treasury over the same period.

[Line graph which illustrates comparative total return for the period April 1, 1996 (commencement of trading) through March 31, 1997 of a $250,000 investment in the OFFITBANK VIF-High Yield Fund (which investment was worth $279,793 at the end of the period) against the same investment in two indices, including the Merrill Lynch High Yield "BB" 5-6.99 Year index and the 5 Year Treasury over the same period (which investment was worth $272,703 and $257,597 at the end of such period, respectively).]


-------------------------------------------------------------------------
                                                Since Inception
Total Return*                                   (April 1, 1996)

OFFITBANK VIF-High Yield Fund                        11.90%
Merrill Lynch High Yield "BB" 5-6.99 Year             9.08%
5 Year Treasury                                       3.03%
-------------------------------------------------------------------------

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower. Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data quoted does not include insurance charges imposed in connection with variable insurance contracts, and if insurance charges were included, performance numbers would have been lower. Indices shown for comparative purposes only, and are not available for investment.

                                    OFFITBANK
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
                            Portfolio of Investments
                                 March 31, 1997

                                                                                  PRINCIPAL        Market
                                                                                   AMOUNT           Value
---------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (1.64%)
    CORPORATE BONDS
      Sequa Corp. Sr Notes, 8.75%, 12/15/01 ...................................     $150,000          $150,000
      UNC Inc. Sr Notes, 9.125%, 07/15/03 .....................................      250,000           262,500
                                                                                                    ----------
                                                                                                       412,500
                                                                                                    ----------

BROADCAST/TELECOMMUNICATIONS (5.55%)
    CORPORATE BONDS
       CCPR Services Sr Sub Notes, 10.00%, 02/01/07 (144A) ....................      200,000(1)        190,000
       Centennial Cellular Corp. Sr Notes, 8.875%, 11/01/01 ...................      300,000           289,500
       Heritage Media Corp. Sr Sub Notes, 8.75%, 02/15/06 .....................      200,000           210,000
       Paging Network Sr Sub Notes, 10.125%, 08/01/07 .........................      250,000           225,000
       Vanguard Cellular Systems, Inc. Sr Debs., 9.375%, 04/15/06 .............      200,000           199,500
       Viacom Inc. Sub Notes, 8.00%, 07/07/06 .................................      300,000           280,875
                                                                                                    ----------
                                                                                                     1,394,875
                                                                                                    ----------

CABLE (9.53%)
    CORPORATE BONDS
       Cablevision Systems Corp. Sr Sub Notes, 9.25%, 11/01/05 ................      300,000           288,750
       Comcast Corp. Sr Sub Debs., 9.375%, 05/15/05 ...........................      250,000           250,000
       International Cabletel Sr Notes, 10.00%, 02/15/07 (144A) ...............      200,000(1)        193,000
       Jones Intercable Inc. Sr Sub Debs., 10.50%, 03/01/08 ...................      350,000           376,250
       Lenfest Communications Inc. Sr Notes, 8.375%, 11/01/05 .................      300,000           274,500
       Olympus Communications L.P. Sr Notes, 10.625%, 11/15/06 (144A) .........      300,000(1)        301,500
       Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.625%, 08/01/02      300,000           309,750
       TeleWest Plc Sr Debs., 9.625%, 10/01/06 ................................      250,000           240,000
       Videotron Ltee Sr Sub Notes, 10.25%, 10/15/02 ..........................      150,000           159,000
                                                                                                    ----------
                                                                                                     2,392,750
                                                                                                    ----------

CHEMICALS (3.84%)
    CORPORATE BONDS
       Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05 ..................      250,000           260,625
       Harris Chemical North America, Inc. Sr Secured Notes, 10.25%, 07/15/01 .      250,000           252,500
       ISP Holdings Inc. Sr Notes, 9.00%, 10/15/03 (144A) .....................      300,000(1)        301,500
       Sifto Canada Inc. Sr Notes, 8.50%, 07/15/00 ............................      150,000           149,250
                                                                                                    ----------
                                                                                                       963,875
                                                                                                    ----------

CONSUMER GROUPS (4.96%)
    CORPORATE BONDS
       Fleming Companies Inc. Floating Rate Sr Notes, 7.875%, 12/15/01 ........      150,000(2)        139,125
       Host Marriott Travel Plaza Sr Notes, 9.50%, 05/15/05 ...................      150,000           152,250
       Revlon Consumer Products Sr Notes, 9.375%, 04/01/01 ....................      500,000           506,250
       Sealy Corp. Sr Sub Notes, 10.25%, 05/01/03 .............................      145,000           148,625
       Westpoint Stevens Inc. Sr Sub Debs., 9.375%, 12/15/05 ..................      300,000           300,000
                                                                                                    ----------
                                                                                                     1,246,250
                                                                                                    ----------


The accompanying notes are an integral part of the financial statements.

                                    OFFITBANK
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
                      Portfolio of Investments (continued)
                                 March 31, 1997

                                                                                  PRINCIPAL        Market
                                                                                   AMOUNT           Value
---------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES/INSURANCE (2.80%)
    CORPORATE BONDS
       Amresco Inc. Sr Sub Notes, 10.00%, 03/15/04 ............................   $200,000        $196,750
       Presidential Life Corp. Sr Notes, 9.50%, 12/15/00 ......................    150,000         153,000
       Reliance Group Holdings, Inc. Sr Sub Notes, 9.75%, 11/15/03 ............    150,000         155,625
       Veritas Holdings Sr Notes, 9.625%, 12/15/03 (144A) .....................    200,000(1)      198,000
                                                                                                ----------
                                                                                                   703,375
                                                                                                ----------

FOREST & PAPER PRODUCTS (4.70%)
    CORPORATE BONDS
       Fort Howard Corp. Sr Sub Notes, 9.00%, 02/01/06 ........................    150,000         151,500
       Repap New Brunswick 1st Priority Floating Rate Sr Secured Notes, 8.875%,
          07/15/00 ............................................................    250,000(2)      243,750
       Repap New Brunswick 1st Priority Sr Secured Notes, 9.875%, 07/15/00 ....    150,000         150,000
       Repap Wisconsin Inc. 1st Priority Sr Secured Notes, 9.25%, 02/01/02 ....    150,000         147,750
       Stone Container Corp. Sr Secured Notes, 10.75%, 10/01/02 ...............    300,000         295,125
    PREFERRED STOCKS
       Asia Pulp & Paper Pfd., 12.00%, Series A (144A) ........................    200,000(1)      192,000
                                                                                                ----------
                                                                                                 1,180,125
                                                                                                ----------

GENERAL INDUSTRIES/MANUFACTURING (8.58%)
    CORPORATE BONDS
       Allied Waste N.A. Sr Sub Notes, 10.25%, 12/01/06 (144A) ................    200,000(1)      207,500
       Dominion Textile (USA) Inc. Guaranteed Sr Notes, 9.25%, 04/01/06 .......    300,000         303,000
       Emcor Group Inc. Notes, 11.00%, 12/15/01 ...............................    250,000         255,000
       Exide Corp. Sr Notes, 10.00%, 04/15/05 .................................    150,000         151,500
       Exide Corp. Sr Notes, 10.75%, 12/15/02 .................................    150,000         153,938
       Nortek Inc. Sr Notes, 9.25%, 03/15/07 (144A) ...........................    300,000(1)      294,000
       Unisys Corp. Sr Notes, 15.00%, 07/01/97 ................................    300,000         315,000
       Unisys Corp. Sr Notes, 11.75%, 10/15/04 ................................    250,000         260,000
    CONVERTIBLE BONDS
        Computervision Industries Conv. Sub Debs., 8.00%, 12/01/09 ............    250,000         216,250
                                                                                                ----------
                                                                                                 2,156,188
                                                                                                ----------

HEALTH CARE (2.54%)
    CORPORATE BONDS
       Beverly Enterprises Inc. Sr Notes, 9.00%, 02/15/06 .....................    150,000         147,000
       Regency Health Services, Inc. Sr Sub Notes, 9.875%, 10/15/02 ...........    200,000         202,000
       Tenet Healthcare Corp. Sr Sub Notes, 8.625%, 01/15/07 ..................    300,000         289,500
                                                                                                ----------
                                                                                                   638,500
                                                                                                ----------

HOTELS & GAMING (8.28%)
     CORPORATE BONDS
       Host Marriott Properties Sr Secured Notes, 9.50%, 05/15/05 .............    300,000         298,500
       John Q. Hammons Hotels L.P. 1st Mortgage Notes, 8.875%, 02/15/04 .......    300,000         293,250
       Prime Hospitality Corp. 1st Mortgage Notes, 9.25%, 01/15/06 ............    250,000         251,250
       Prime Hospitality Corp. Sr Sub Notes, 9.75%, 04/01/07 (144A) ...........    250,000(1)      250,938

    The accompanying notes are an integral part of the financial statements.

                                    OFFITBANK
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
                      Portfolio of Investments (continued)
                                 March 31, 1997

                                                                                PRINCIPAL          Market
                                                                                 AMOUNT             Value
---------------------------------------------------------------------------------------------------------------
HOTELS & GAMING (CONTINUED)
     CORPORATE BONDS (CONTINUED)

       Station Casinos Sr Sub Notes, 9.625%, 06/01/03 (A) ..................     $250,000          $238,750
       Station Casinos Sr Sub Notes, 9.625%, 06/01/03 (B) ..................      250,000           238,750
       Sun International Hotels Ltd. Sr Sub Notes, 9.00%, 03/15/07 (144A) ..      200,000(1)        191,000
       Trump Atlantic City 1st Mortgage Notes, 11.25%, 05/01/06 ............      350,000           315,875
                                                                                                 ----------
                                                                                                  2,078,313
                                                                                                 ----------

METALS/MINING/IRON/STEEL (3.16%)
    CORPORATE BONDS
       Armco Inc. Sr Notes, 9.375%, 11/01/00 ...............................      200,000           203,500
       Kaiser Aluminum & Chemical Sr Notes, 9.875%, 02/15/02 ...............      200,000           200,000
       Westmin Resources Ltd. Sr Secured Notes, 11.00%, 03/15/07 ...........      250,000           248,125
       Wheeling-Pittsburgh Corp. Sr Notes, 9.375%, 11/15/03 ................      150,000           141,563
                                                                                                 ----------
                                                                                                    793,188
                                                                                                 ----------

OIL/GAS (4.38%)
    CORPORATE BONDS
       Clark Oil & Refining Sr Notes, 10.50%, 12/01/01 .....................      200,000           205,000
       Clark Refining & Marketing Holdings Sr Secured Notes, 0.00%, 02/15/00      400,000           291,000
       Ferrellgas Partner L.P. Sr Notes, 9.375%, 06/15/06 ..................      400,000           403,000
       Petroleum Heat & Power Sub Notes, 10.125%, 04/01/03 .................      200,000           200,500
                                                                                                 ----------
                                                                                                  1,099,500
                                                                                                 ----------

PACKAGING/CONTAINERS (1.25%)
    CORPORATE BONDS
       Gaylord Container Sr Notes, 11.50%, 05/15/01 ........................      150,000           157,500
       Owens-Illinois Corp. Sr Sub Notes, 10.00%, 08/01/02 .................      150,000           157,313
                                                                                                 ----------
                                                                                                    314,813
                                                                                                 ----------

PUBLISHING/ADVERTISING (4.78%)
    CORPORATE BONDS
       Hollinger International Publishing Sr Notes, 8.625%, 03/15/05 .......      250,000           243,750
       K-III Communication Corp. Sr Notes, 8.50%, 02/01/06 .................      200,000           195,500
       K-III Communication Corp. Sr Notes, 10.625%, 05/01/02 ...............      300,000           312,000
       Outdoor Systems Inc. Sr Sub Notes, 9.375%, 10/15/06 .................      250,000           246,875
       Universal Outdoor Inc. Sr Sub Notes, 9.75%, 10/15/06 ................      200,000           201,500
                                                                                                 ----------
                                                                                                  1,199,625
                                                                                                 ----------

REAL ESTATE (0.65%)
    CORPORATE BONDS
       Trizec Finance Ltd. Sr Notes, 10.875%, 10/15/05 .....................      150,000           162,563
                                                                                                 ----------

RETAIL (1.76%)
    CORPORATE BONDS
       Petro Stopping Centers Sr Notes, 10.50%, 02/01/07 (144A) ............      200,000(1)        197,000
       TravelCenters of America Sr Sub Notes, 10.25%, 04/01/07 (144A) ......      250,000(1)        245,000
                                                                                                 ----------
                                                                                                    442,000
                                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                                    OFFITBANK
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
                      Portfolio of Investments (continued)
                                 March 31, 1997

                                                                                   PRINCIPAL     Market
                                                                                    AMOUNT        Value
---------------------------------------------------------------------------------------------------------------
TRANSPORTATION (2.14%)
    TRUST CERTIFICATES
       Piedmont Aviation Inc. Equipment Trust Certificates, 9.65%, 05/08/99        $277,000     $277,000
       Piedmont Aviation Inc. Equipment Trust Certificates, 9.80%, 05/08/04         261,000      260,352
                                                                                             -----------
                                                                                                 537,352
                                                                                                --------

UTILITIES (0.64%)
    CORPORATE BONDS
       Cleveland Electric Illum 1st Mortgage Notes, 9.50%, 05/15/05 .......         150,000      159,938
                                                                                             -----------

TOTAL INVESTMENTS (COST $17,877,196) (71.18%) .............................                   17,875,730

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (28.82%) ...................                    7,238,410
                                                                                             -----------

TOTAL NET ASSETS (100.00%) ................................................                  $25,114,140
                                                                                             ===========

----------------------------------

(1)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration, normally to qualified institutional buyers.
(2)  Interest rate reflected is rate in effect at March 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                              EMERGING MARKETS FUND
                                 March 31, 1997
-------------------------------------------------------------------------------
                           PORTFOLIO MANAGER'S LETTER

Dear Investor:

The OFFITBANK VIF-Emerging Markets Fund produced a net investment return of 8.29% since the Fund's inception on August 28, 1996 to March 31, 1997. The J. P. Morgan Emerging Markets Index Plus and J. P. Morgan Latin America Eurobond Index returned 14.06% and 9.67%, respectively over the same period. Our chosen benchmark of a 50%/50% composite of the two indices returned 11.87% for the period.

As of March 31, 1997, the net asset value per share was $10.30 and the 30 day SEC yield was 9.99%. The approximate yield to maturity of the Fund as of March 31, 1997 was 11.75%, with an approximate average maturity of 7.5 years and approximate average duration of 4 years. At fiscsal year end, the Fund was allocated 42% to Eurobonds, 31% to Brady and pre-Brady sovereign debt, 6% to local market instruments, and 21% in cash and accrued income. As of fiscal year end, the Fund maintained an 74% allocation to Latin America with the largest allocations to Brazil (23%), Mexico (18%), and Venezuela (13%). The Fund also remains focused on dollar denominated assets which comprised 90% of the overall portfolio at fiscal year end (including the 17% cash holding).

The first quarter of 1997 experienced a resurgence of interest in Emerging Markets investments among global investors. The resultant funds flow into the sector buoyed the markets through the first two months of the quarter. Beginning in March, concern over the direction of U.S. interest rates engendered de-leveraging among hedge fund investors and cross-over buyers from other sectors (domestic high yield and other non-traditional Emerging Markets investors) resulting in a correction of overbought conditions in the Emerging Markets asset class. The result is that more value is being offered in Emerging Markets debt, especially among corporate Eurobonds, while fundamentals remain solidly on track.

Emerging Markets corporate Eurobonds, which constitute what we consider "International High Yield," continue to offer spreads of 350 - 550 basis points over equivalent duration U.S. Treasuries for Single B to Double B rated or equivalent issues. On average, Latin American debt currently delivers spreads of approximately 40 basis points above other Emerging Markets debt, as measured by the J. P. Morgan Emerging Markets Bond Index Plus.

The Fund continues to focus on good quality corporate Eurobonds and on the Latin American region where we see some of the most attractive investment opportunities in Emerging Markets. We have adopted a slightly more defensive posture by shortening duration and concentrating on high current yield bonds. The Fund is currently positioned with cash holdings to take selective advantage of new issues and opportunities presented by the re-pricing of the market. We remain positive on overall macro-economic and political trends in the major markets.

As evidenced by Standard & Poor's recent ratings upgrades of Argentina and Brazil, international confidence in the region continues to improve. We believe that positive local news on privatization, governmental reform, and economic growth will be the main drivers of the Emerging Markets asset class for the remainder of 1997.

Richard M. Johnston
April 10, 1997

                                    OFFITBANK
                           VIF - EMERGING MARKETS FUND
-------------------------------------------------------------------------------

The following graph illustrates comparative total return for a $250,000 investment made in the OFFITBANK VIF-Emerging Markets Fund at the trading commencement date of August 28, 1996 and held through March 31, 1997 against the performance of the J.P. Morgan Emerging Markets Bond Index+ and the J.P. Morgan Latin America Eurobond Index over the same period. In addition, the graph below includes a composite of the return of such indices which we believe provides a comparison to the overall performance of the various asset classes in which the Fund invests.

[Line graph which illustrates comparative total return for the period August 28, 1996 (commencement of trading) through March 31, 1997 of a $250,000 investment in the OFFITBANK VIF-Emerging Markets Fund (which investment was worth $270,414 at the end of the period) against the same investment in three indices including
(i) a composite comprised of 50% of the J.P. Morgan Emerging Markets Bond Index+ and 50% of the J.P. Morgan Latin America Eurobond Index, (ii) the J.P. Morgan Emerging Markets Bond Index+ and (iii) the J.P. Morgan Latin America Eurobond Index over the same period (which investment was worth $279,638, $285,166 and $274,135 at the end of the period, respectively).]

-------------------------------------------------------------------------------


                                                                              Since Inception
Total Return*                                                                (August 28, 1996)

Composite Index: 50% J.P. Morgan Emerging Markets Bond Index+
   and 50% J.P. Morgan Latin America Eurobond Index                                11.87%
J.P. Morgan Emerging Markets Bond Index+                                           14.06%
J.P. Morgan Latin America Eurobond Index                                            9.67%
-----------------------------------------------------------------------------------------------------------

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower. Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data quoted does not include insurance charges imposed in connection with variable insurance contracts, and if insurance charges were included, performance numbers would have been lower. Indices shown for comparative purposes only, and are not available for investment.

                                    OFFITBANK
                           VIF - EMERGING MARKETS FUND

-------------------------------------------------------------------------------
                            Portfolio of Investments
                                 March 31, 1997

                                                                                       PRINCIPAL          Market
                                                                                        AMOUNT             Value
------------------------------------------------------------------------------------------------------------------------

SOVEREIGN DEBT
       ARGENTINA (10.96%)
              Argentina Brady Floating Rate Bonds, 6.75%, 03/31/05 ...........        $291,000(4)        $259,718
              Argentina Peso Bocon Pre-1 Floating Rate Bonds, 3.462%, 04/01/01         135,000(b)(4)      165,240
              Republic of Argentina Global Bonds, 11.00%, 10/09/06 ...........          50,000             51,375
                                                                                                         --------
                                                                                                          476,333
                                                                                                         --------
       BRAZIL (3.62%)
              Brazil Brady DCB Floating Rate Bonds, 6.5625%, 04/15/12 ........         200,000(4)         157,500
                                                                                                         --------


       ECUADOR (2.24%)
              Ecuador Brady Discount Floating Rate Bonds, 6.4375%, 02/28/25 ..         150,000(4)          97,500
                                                                                                         --------

       PANAMA (4.66%)
              Panama Brady PDI Floating Rate Bonds, 6.5625%, 07/17/16 ........         253,515(4)         202,495
                                                                                                         --------

       VENEZUELA (9.77%)
              Venezuela Brady DCB Floating Rate Bonds, 6.50%, 12/18/07 .......         250,000(4)         215,000
              Venezuela Brady FLIRB Floating Rate Bonds, 6.625%, 03/31/07 ....         238,095(4)         209,524
                                                                                                         --------
                                                                                                          424,524
                                                                                                         --------
AUTO PARTS (1.16%)
       BRAZIL
              Iochpe Maxion S.A., 12.375%, 11/08/02 ..........................          50,000             50,500
                                                                                                         --------

BANKS (7.40%)
       CHILE
               Citibank Chilean Peso-Linked Time Deposit, UF +5.35%, 10/30/97       42,060,000(a)(2)      106,254
                                                                                                         --------

       MOROCCO
               Morocco Tranche A Loan, 6.375%, 01/01/09 ......................         250,000(2)(4)      215,000
                                                                                                         --------

BUILDING MATERIALS (3.61%)
       MEXICO
               Cemex, 12.75%, 07/15/06 (144A) ................................          40,000(1)          44,800
               Cemex, 12.75%, 07/15/06 .......................................         100,000            112,000
                                                                                                         --------
                                                                                                          156,800
                                                                                                         --------
CONSTRUCTION (2.37%)
       MEXICO
               Bufete Industrial, 11.375%, 07/15/99 (144A) ...................         100,000(1)         103,000
                                                                                                         --------

ENTERTAINMENT (3.43%)
       MEXICO
               Group Posadas S.A., 10.375%, 02/13/02 (144A) ..................         150,000(1)         148,875
                                                                                                         --------

INDUSTRIAL (3.50%)
       BRAZIL
               Elevadores Atlas S.A. Step-Up Bonds, 11.00/11.50%, 07/11/04 ...          50,000(3)          51,688
                                                                                                         --------

    The accompanying notes are an integral part of the financial statements.

                                    OFFITBANK
                           VIF - EMERGING MARKETS FUND
-------------------------------------------------------------------------------
                      Portfolio of Investments (continued)
                                 March 31, 1997


                                                                                       PRINCIPAL            Market
                                                                                        AMOUNT               Value
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (CONTINUED)
       MEXICO
           Ispat Mexicana, 10.375%, 03/15/01 ....................................       $100,000           $100,250
                                                                                                        -----------

MEDIA (10.23%)
       BRAZIL
           Globo Communicacoes, 10.50%, 12/20/06 (144A) .........................        170,000(1)         171,487
           RBS Participacoes S.A., Putable, 14.00%, 12/15/03 ....................        100,000            112,000
                                                                                                        -----------
                                                                                                            283,487
                                                                                                        -----------
       MEXICO
           Grupo Televisa S.A., Step-Up Callable Bonds, 0/13.25%, 05/15/08 (144A)        200,000(1)(3)      129,000
           Grupo Televisa S.A., Step-Up Callable Bonds, 0/13.25%, 05/15/08 ......         50,000(3)          32,250
                                                                                                        -----------
                                                                                                            161,250
                                                                                                        -----------
PAPER/PULP (3.06%)
       MEXICO
           Grupo Industrial Durango, 12.625%, 08/01/03 ..........................        125,000            133,125
                                                                                                        -----------

PETROCHEMICALS (2.33%)
       BRAZIL
           Opp Petroquimica, Putable, 11.50%, 02/23/04 (144A) ...................        100,000(1)         101,375
                                                                                                        -----------

TELECOMMUNICATIONS (8.74%)
       BRAZIL
           Comtel Brasileira LTDA, 10.75%, 09/26/04 .............................        225,000            232,312
                                                                                                        -----------

       VENEZUELA
           CANTV Financial LTD., 8.875%, 02/01/02 (144A) ........................         50,000(1)          49,000
           CANTV Financial LTD., 9.25%, 02/01/04 ................................        100,000             98,250
                                                                                                        -----------
                                                                                                            147,250
                                                                                                        -----------
UTILITIES (3.67%)

       BRAZIL
           Comp Energetica Sao Paulo, 9.25%, 05/10/01 ...........................        250,000(c)         159,635
                                                                                                        -----------


TOTAL INVESTMENTS (COST $3,462,167) (80.75%) ....................................                         3,509,153

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (19.25%) .........................                           836,449
                                                                                                        -----------

TOTAL NET ASSETS (100.00%) ......................................................                        $4,345,602
                                                                                                        ===========

-------------------------------------------
Principal denominated in the following currency:
  (a)  Chilean Peso     (b)  Argentine Peso     (c)  German Deutschmark


(1)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration, normally to qualified institutional buyers.
(2)  Illiquid Security.
(3)  Step-Up Bond.
(4)  Interest rate reflected is rate in effect at March 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
              STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 1997
                              VIF - HIGH YIELD FUND

-------------------------------------------------------------------------------

ASSETS:
   Investments, at market value (cost $17,877,196) (Note 1a) ....................................      $17,875,730
   Cash .........................................................................................        7,397,041
   Interest receivable ..........................................................................          498,341
   Receivable for investments sold ..............................................................          271,125
   Receivable from Adviser (Note 2) .............................................................            9,501
   Deferred organization expense ................................................................           56,762
                                                                                                      ------------
              Total Assets ......................................................................                       $26,108,500

LIABILITIES:
   Payable for investments purchased ............................................................          878,205
   Organization expense payable .................................................................           70,953
   Other payables and accrued expenses ..........................................................           45,202
                                                                                                      ------------
              Total Liabilities .................................................................                           994,360
                                                                                                                       ------------
NET ASSETS ......................................................................................                       $25,114,140
                                                                                                                       ============

Net assets consist of:
   Shares of capital stock, $0.001 par value per share, 2,420,680 issued and outstanding
        (Note 4) ................................................................................           $2,421
   Additional paid-in capital ...................................................................       25,079,761
   Accumulated undistributed net investment income ..............................................            8,755
   Accumulated net realized gain on investments .................................................           24,669
   Net unrealized depreciation on investments ...................................................           (1,466)
                                                                                                      ------------
NET ASSETS ......................................................................................                       $25,114,140
                                                                                                                       ============
NET ASSET VALUE PER SHARE .......................................................................                            $10.37
                                                                                                                       ============


                           VIF - EMERGING MARKETS FUND
-------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (cost $3,462,167) (Note 1a) .....................................       $3,509,153
    Cash .........................................................................................          374,598
    Receivable for investments sold ..............................................................          378,050
    Interest receivable ..........................................................................           84,435
    Receivable from Adviser (Note 2) .............................................................           34,716
    Deferred organization expense ................................................................           62,554
    Net unrealized appreciation on forward currency contracts (Note 5) ...........................            3,261
                                                                                                       ------------
               Total Assets ......................................................................                       $4,446,767

LIABILITIES:
    Organization expense payable .................................................................           70,953
    Other payables and accrued expenses ..........................................................           30,212
                                                                                                       ------------
               Total Liabilities .................................................................                          101,165
                                                                                                                       ------------
NET ASSETS .......................................................................................                       $4,345,602
                                                                                                                       ============

    Net assets consist of:
    Shares of capital stock, $0.001 par value per share, 421,874 issued and outstanding (Note 4) .             $422
    Additional paid-in capital ...................................................................        4,272,354
    Accumulated undistributed net investment income ..............................................           11,824

    Accumulated net realized gain on investments and foreign currency transactions ...............           10,660
    Net unrealized appreciation on investments and foreign currency transactions .................           50,342
                                                                                                       ------------
NET ASSETS .......................................................................................                       $4,345,602
                                                                                                                       ============
NET ASSET VALUE PER SHARE ........................................................................                           $10.30
                                                                                                                       ============

The accompanying notes are an integral part of the financial statements.

                  THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                            STATEMENT OF OPERATIONS
                             VIF - HIGH YIELD FUND
           FOR THE PERIOD FROM APRIL 1, 1996* THROUGH MARCH 31, 1997
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ...............................................................................      $781,616
                                                                                                       ---------
                                                                                                                       $781,616
EXPENSES
  Advisory (Note 2) .............................................................................        76,943
  Professional ..................................................................................        42,534
  Fund accounting (Note 2) ......................................................................        30,000
  Amortization of organization expenses .........................................................        14,191
  Administrative services (Note 2) ..............................................................        13,578
  Directors .....................................................................................         9,650
  Registration ..................................................................................         7,620
  Custodian .....................................................................................         2,078
  Insurance .....................................................................................         1,512
  Transfer and shareholder servicing agent (Note 2) .............................................           867
  Miscellaneous .................................................................................         5,526
                                                                                                      ---------
        Total expenses before waivers/reimbursements ..........................................                         204,499

        Less expenses waived/reimbursed (Note 2) ..............................................                        (100,022)

                                                                                                                     ----------
        Net expenses ..........................................................................                         104,477
                                                                                                                     ----------
NET INVESTMENT INCOME .........................................................................                         677,139
                                                                                                                     ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
         Net realized gain on investments .....................................................        24,669
         Net unrealized depreciation on investments ...........................................        (1,466)
                                                                                                    ---------
              Net realized and unrealized gain on investments .................................                          23,203
                                                                                                                     ----------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................                        $700,342
                                                                                                                     ==========


                          VIF - EMERGING MARKETS FUND
          FOR THE PERIOD FROM AUGUST 28, 1996* THROUGH MARCH 31, 1997
-------------------------------------------------------------------------------

INVESTMENT INCOME
Interest income ...............................................................................      $143,397
                                                                                                    ---------
                                                                                                                       $143,397
EXPENSES
  Professional ................................................................................        24,510
  Fund accounting (Note 2) ....................................................................        15,000
  Advisory (Note 2) ...........................................................................        13,449
  Amortization of organization expenses .......................................................         8,399
  Custodian ...................................................................................         4,599
  Administrative services (Note 2) ............................................................         2,241
  Directors ...................................................................................         1,350
  Registration ................................................................................         1,295
  Transfer and shareholder servicing agent (Note 2) ...........................................           538
  Miscellaneous ...............................................................................         1,491
                                                                                                    ---------
        Total expenses before waivers/reimbursements ..........................................                          72,872
        Less expenses waived/reimbursed (Note 2) ..............................................                         (50,406)
                                                                                                                      ---------
        Net expenses ..........................................................................                          22,466
                                                                                                                      ---------
NET INVESTMENT INCOME .........................................................................                         120,931
                                                                                                                      ---------
REALIZED AND UNREALIZED GAIN
         Net realized gain on investments .....................................................        22,466
         Net realized gain on foreign currency transactions ...................................         6,198
         Net unrealized appreciation on investments ...........................................        46,986
         Net unrealized appreciation on foreign currency transactions .........................         3,356
                                                                                                    ---------
              Net realized and unrealized gain on investments and foreign currency transactions                         79,006
                                                                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................                       $199,937
                                                                                                                     =========
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                  THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                             VIF - HIGH YIELD FUND

                                                                                              FOR THE PERIOD FROM
                                                                                                   APRIL 1, 1996*
                                                                                           THROUGH MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
    Net investment income.................................................                   $ 677,139
    Net realized gain on investments......................................                      24,669
    Net unrealized depreciation on investments............................                     (1,466)
                                                                               -----------------------------------
    Net increase in net assets resulting from operations..................                     700,342
                                                                               -----------------------------------


DIVIDENDS  TO SHAREHOLDERS FROM

    Net investment income.................................................                   (677,139)

                                                                               -----------------------------------


CAPITAL SHARE TRANSACTIONS (NOTE 4)

    Net increase in net assets from capital share transactions............                    25,057,604
                                                                               -----------------------------------

    Total increase in net assets..........................................                    25,080,807

NET ASSETS
    Beginning of period...................................................                      33,333
                                                                               -----------------------------------
    End of period.........................................................                   $25,114,140
                                                                               ===================================


                           VIF - EMERGING MARKETS FUND

                                                                                                     FOR THE PERIOD FROM
                                                                                                        AUGUST 28, 1996*
                                                                                                  THROUGH MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
    NET INVESTMENT INCOME........................................................                  $ 120,931
    Net realized gain on investments and foreign currency transactions...........                     28,664
    Net unrealized appreciation on investments and foreign currency transactions.                     50,342
                                                                                     -----------------------------------
    Net increase in net assets resulting from operations.........................                    199,937
                                                                                     -----------------------------------


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM

    Net investment income........................................................                  (120,931)
    Realized gains...............................................................                  (11,806)

                                                                                     -----------------------------------
       Total dividends and distributions to shareholders.........................                   (132,737)
                                                                                     -----------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

    Net increase in net assets from capital share transactions...................                   4,245,069
                                                                                     -----------------------------------

    Total increase in net assets.................................................                   4,312,269

NET ASSETS
    Beginning of period..........................................................                     33,333
                                                                                     -----------------------------------
    End of period................................................................                   $4,345,602
                                                                                     ===================================

    * Commencement of operations.


    The accompanying notes are an integral part of the financial statements.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                              FINANCIAL HIGHLIGHTS
                              VIF - HIGH YIELD FUND

                                                                                                    FOR THE PERIOD FROM
                                                                                                         APRIL 1, 1996*
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGH THE PERIOD:            THROUGH MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD.......................................                                $10.00
                                                                                         ---------------------------
    Net investment income..................................................                                  0.78
    Net realized and unrealized gains on investments.......................                                  0.37
                                                                                         ---------------------------
    Total from investment operations.......................................                                  1.15
                                                                                         ---------------------------

LESS DIVIDENDS FROM:

    Net investment income..................................................                                 (0.78)
                                                                                        --------------------------
    Total dividends........................................................                                 (0.78)
                                                                                        --------------------------
NET ASSET VALUE, END OF PERIOD.............................................                                $10.37
                                                                                        ==========================

TOTAL INVESTMENT RETURN+...................................................                                 11.90%
RATIOS/ SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)...............................                                $25,114
Ratios to average net assets:
    Expenses...............................................................                                  1.15%  (2)
    Net investment income..................................................                                  7.45%
PORTFOLIO TURNOVER RATE....................................................                                     4%


                           VIF - EMERGING MARKETS FUND

                                                                                               FOR THE PERIOD FROM
                                                                                                  AUGUST 28, 1996*
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGH THE PERIOD:       THROUGH MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD........................................                      $10.00
                                                                                      ---------------------------
    Net investment income...................................................                        0.48
    Net realized and unrealized gains on investments........................                        0.34
                                                                                      ---------------------------
    Total from investment operations........................................                        0.82
                                                                                      ---------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
       Net investment income................................................                       (0.48)

    Realized gains..........................................................                       (0.04)
                                                                                     --------------------------
    Total dividends and distributions.......................................                       (0.52)
                                                                                     --------------------------
NET ASSET VALUE, END OF PERIOD..............................................                      $10.30
                                                                                      ===========================

TOTAL INVESTMENT RETURN+....................................................                        8.29%
RATIOS/ SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)................................                       $4,346
Ratios to average net assets:
    Expenses................................................................                         1.50%   (1)(2)
    Net investment income...................................................                         8.04%   (1)
PORTFOLIO TURNOVER RATE.....................................................                           96%

    -----------------
     *   Commencement of operations.
    (1)  Annualized.
    (2) If the Funds had borne all expenses that were assumed or waived by the Adviser and Administrator, the above expense ratios would have been 2.25% and 4.87% annualized for the VIF-High Yield and VIF-Emerging Markets Funds, respectively.
 + Total return is based on the change in net assets value during the period and assumes reinvestment of all dividends and distributions.

    The accompanying notes are an integral part of the financial statements.

                  THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



1. SIGNIFICANT ACCOUNTING POLICIES. The OFFITBANK Variable Insurance Fund, Inc. (the "Company") was incorporated in Maryland on July 1, 1994. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company consists of ten separately managed funds, of which two, OFFITBANK VIF-High Yield Fund and OFFITBANK VIF-Emerging Markets Fund had commenced operations on April 1, 1996 and August 28, 1996, respectively. Both Funds operate as non-diversified, open-end management investment companies. The OFFITBANK VIF-U.S. Small Cap Fund and OFFITBANK VIF-DJG Value Equity Fund commenced operations on April 11, 1997 and operate as diversified, open-end management investment companies.

The following are significant accounting policies followed by the Company in the preparation of its financial statements:

A. VALUATION OF SECURITIES. Securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost and, if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities quoted in foreign currencies initially are valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

B. FOREIGN EXCHANGE TRANSACTIONS. The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated as follows:

     i.   market value of investment securities and other assets and liabilities
          - at the exchange rate on the valuation date;

     ii.  purchases and sales of investment securities, income and expenses - at
          the  exchange  rate   prevailing  on  the  respective   date  of  such
          transactions.

The resultant foreign exchange gains and losses are included in the Statement of Operations. The Funds do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

C. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized over a sixty-month period beginning with each Fund's commencement of operations.

D. ALLOCATION OF EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses of the Company are allocated proportionately to each Fund in relation to the net assets of each Fund or on another reasonable basis.

E. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid monthly for the VIF-High Yield Fund and declared daily and paid quarterly for the VIF-Emerging Markets Fund. Distributions of net realized gains, if any, are normally declared and paid at least annually by each Fund. The Funds record dividends and distributions to shareholders on the ex dividend date.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------



The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature, and to the extent such differences are permanent in nature, these amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

G. FEDERAL INCOME TAXES. The Funds intend to qualify as "regulated investment companies" under Subchapter L and Subchapter M of the Internal Revenue Code and distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

H. USE OF ESTIMATES. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared in accordance with generally accepted accounting principles. Actual results could differ from these amounts.

2. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS. The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with OFFITBANK (the "Adviser"). The Investment Advisory Agreements provide that each Fund pays the Adviser an investment advisory fee that is calculated daily and paid monthly on the average daily net assets of each Fund, at the annual rate of 0.85% of net assets in the case of the VIF-High Yield Fund and 0.90% of net assets for the VIF-Emerging Markets Fund. The Adviser provides portfolio management and certain administrative, clerical and bookkeeping services for the Company. For the period ended March 31, 1997, the Adviser earned and waived fees of $76,943 and $13,449 for the VIF-HighYield and VIF-Emerging Markets Funds, respectively.

Furman Selz LLC ("Furman Selz") provided the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement were subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company paid Furman Selz a monthly fee for its services which on an annualized basis will not exceed 0.15% of the average daily net assets of the Company. From April 1, 1996 to December 31, 1996, Furman Selz earned and waived fees of $6,710 for the VIF-High Yield Fund. From August 26, 1996 to December 31, 1996, Furman Selz earned and waived fees of $1,005 for the VIF-Emerging Markets Fund.

As Administrator, Furman Selz provided the Funds with fund accounting and related services. For these services Furman Selz was paid a fee of $2,500 per month. From April 1, 1996 to December 31, 1996, Furman Selz earned fees of $22,500 for the VIF-High Yield Fund. From August 26, 1996 to December 31, 1996, Furman Selz earned fees of $7,500 for the VIF-Emerging Markets Fund.

Furman Selz acted as Transfer Agent for the Funds and received reimbursement of certain expenses plus a per account fee of $15.00 per year. From April 1, 1996 to December 31, 1996, Furman Selz earned fees of $697 for the VIF-High Yield Fund. From August 26, 1996 to December 31, 1996, Furman Selz earned fees of $414 for the VIF-Emerging Markets Fund.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Company has entered into a distribution agreement (the "Distribution Agreement') with OFFIT Funds Distributor, Inc. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. There is no fee payable under the Distribution Agreement.

On October 1, 1996, the Company entered into agreements with BISYS Fund Services ("BISYS") pursuant to which BISYS performs the administrative, accounting and transfer agency services described above on substantially similar terms. BISYS also acquired from Furman Selz its interest in OFFIT Funds Distributor, Inc. The agreements became effective on January 1, 1997.

From January 1, 1997 to March 31, 1997, BISYS earned administrative services fees, fund accounting fees and transfer agent fees, amounting to $6,868, $7,500 and $170, respectively, for the VIF-High Yield Fund and $1,236, $7,500 and $124, respectively, for the VIF-Emerging Markets Fund. During the same period, BISYS waived the administrative service fees for each Fund.

OFFITBANK has voluntarily agreed to limit the expense ratios for the VIF-High Yield and VIF-Emerging Markets Funds at 1.15% and 1.50%, respectively. In order to maintain these ratios, the Adviser has waived its advisory fee and has also agreed to reimburse the VIF-High Yield Fund and VIF-Emerging Markets Fund $9,501 and $34,716, respectively.

3. INVESTMENTS. Purchase and sales of securities for the period ended March 31, 1997, other than short-term securities, amounted to $17,774,984 and $271,125, respectively for the VIF-High Yield Fund and $5,501,745 and $1,930,781, respectively for the VIF-Emerging Markets Fund. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                                                      VIF-High                             VIF-Emerging
                                                       Yield                                  Markets
                                               ----------------------------        ----------------------------

Aggregate cost................................      $17,877,196                            $3,462,167
                                               ============================        ============================


Gross unrealized appreciation.................         $213,046                               $69,352

Gross unrealized depreciation.................         (214,512)                              (22,366)
                                              -----------------------------        -----------------------------

Net unrealized appreciation (depreciation)....         $ (1,466)                              $46,986
                                               ============================        =============================


The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)




4. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation permit the Company to issue nine billion shares (par value $0.001). Transactions in shares of common stock for the period ended March 31, 1997, were as follows:

                                                     VIF-HIGH YIELD                    VIF-Emerging Markets
                                      -----------------------------------------   -----------------------------
                                            SHARES              Amount            SHARES           Amount
                                      ------------------   ------------------  --------------  ----------------
Shares sold.......................         2,458,912          $25,477,804         408,159        $4,138,941
Shares issued in
  reinvestment of  dividends
  and distributions...............            65,476              677,347          11,829           120,931

Shares redeemed...................          (107,041)          (1,097,547)         (1,447)          (14,803)
                                      -----------------    ------------------- --------------  -----------------

Net increase......................         2,417,347          $25,057,604         418,541        $4,245,069
                                      =================    =================== ==============  =================

5. DERIVATIVE INSTRUMENTS. The Funds may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

Each of the Funds is also permitted to enter into swap agreements to manage interest rate or currency exposure. Swap agreements involve the committment to exchange with another party cash flows which are based upon the application of interest rates or currency movements to a notional principal amount. Gains and losses associated with currency swap transactions are included in realized gains and losses on foreign currency translation.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities.

The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at March 31, 1997 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

At March 31, 1997, there were no outstanding forward currency contracts for the VIF-High Yield Fund. The table below indicates the VIF-Emerging Markets Fund's outstanding forward currency contract positions at March 31, 1997:

                                           Value on   Value at     Unrealized
                   Contract   Maturity   Origination  March 31,   Appreciation
       Currency    Amounts      Date        Date        1997     (Depreciation)
      ---------- ----------- ---------- ------------ ----------  ---------------
 BUY     DEM      240,000     04-22-97    $145,378    $143,841      $(1,537)
 SELL    DEM     (520,000)    04-22-97    (316,454)   (311,656)       4,798


A purchased option contract gives the Fund the right to sell (puts) or purchase (calls) a specified amount of foreign currency at a fixed price. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Such options are reflected at value in the Fund's portfolio of investments. There were no purchased options owned at March 31, 1997.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The VIF-Emerging Markets Fund may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

6. OTHER MATTERS. The VIF-High Yield Fund and the VIF-Emerging Markets Fund invest in obligations of foreign entities and securities denominated in foreign currencies that involve risk not typically involved in domestic investments.
Such risks include fluctuations in the foreign exchange rates, ability to convert proceeds into U.S. dollars, less publically available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign markets and issuers.

7.  FEDERAL  INCOME  TAX  STATUS.   For  the  year  ended  March  31,  1997  the
reclassification   arising  from  permanent  book/tax  differences  resulted  in increases (decreases) to the components of net assets as follows:

                                                              VIF-High                         VIF-Emerging
                                                               Yield                             Markets
                                                          -------------------        ---------------------------------------

Accumulated undistributed net investment income........       $ 8,755                           $11,824
Accumulated net realized gain on investments and
    foreign currency transactions......................            --                            (6,198)

Additional paid-in capital.............................        (8,755)                           (5,626)


Permanent book/tax differences are primarily attributable to non-deductible organization costs and foreign exchange gains/losses.

                        REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
The OFFITBANK Variable Insurance Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OFFITBANK VIF-High Yield Fund and OFFITBANK VIF-Emerging Markets Fund (the "Funds", each constituting a portfolio of The OFFITBANK Variable Insurance Fund, Inc.) at March 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1997 by correspondence with the custodians and brokers, provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 9, 1997

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.





OFFICERS AND DIRECTORS                  Investment Adviser
                                        OFFITBANK
Morris W. Offit                         520 Madison Avenue
Chairman of the Board, President and    New York, New York 10022-4213
Director
                                        DISTRIBUTOR
Edward J. Landau                        OFFIT Funds Distributor, Inc.
Director                                3435 Stelzer Road
                                        Columbus, Ohio 43219
The Very Reverend
James Parks Morton                      ADMINISTRATOR
Director                                BISYS Fund Services Limited Partnership
                                        125 West 55th Street
Dr. Wallace Mathai-Davis                New York, New York 10019
Secretary and Treasurer
                                        TRANSFER AND DIVIDEND DISBURSING AGENT
Kristine Kelly                          BISYS Fund Services, Inc.
Assistant Secretary                     3435 Stelzer Road
                                        Columbus, Ohio 43219
Alaina V. Metz
Assistant Secretary                     CUSTODIAN - VIF-HIGH YIELD FUND
                                        The Bank of New York
Bruce Treff                             90 Washington Street, 11th Floor
Assistant Secretary                     New York, New York 10286

Vincent M. Rella                        CUSTODIAN - VIF-EMERGING MARKETS FUND
Assistant Treasurer                     The Chase Manhattan Bank
                                        3 MetroTech Center, 6th Floor
Michael Sakala                          Brooklyn, New York 11245
Assistant Treasurer
                                        LEGAL COUNSEL
Stephen Brent Wells                     Kramer, Levin, Naftalis & Frankel
Assistant Treasurer                     919 Third Avenue
                                        New York, New York 10022

                                        INDEPENDENT ACCOUNTANTS
                                        Price Waterhouse LLP
                                        1177 Avenue of the Americas
                                        New York, New York 10036

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.


                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                    125 WEST 55TH STREET, NEW YORK, NY 10019
                                (212) 758 - 9600

------------------------------------------------------------------------


                          OFFITBANK VIF-High Yield Fund

                       OFFITBANK VIF-Emerging Markets Fund

------------------------------------------------------------------------










                                  ANNUAL REPORT


                                 MARCH 31, 1997














                                 THE
                                 OFFITBANK
                                 VARIABLE INSURANCE FUND, INC.